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                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                            DATED SEPTEMBER 16, 2002

WITHDRAWAL CHARGES

For contracts issued on and after April 1, 2003, upon a full surrender of the contract, all unliquidated purchase payments will be liquidated for purposes of calculating the withdrawal charge.

Example - Assume you make a single payment of $50,000 into your contract, you make no transfers or additional payments and you make no partial withdrawals. If at the time you surrender your contract, the contract value is $40,000, then your free withdrawal amount would be $5,000 (10% of your $50,000 payment). Your withdrawal charge would be calculated on $45,000 (this is calculated as your $50,000 unliquidated payment less the $5,000 free withdrawal amount).

                         SUPPLEMENT DATED APRIL 1, 2003

ManUSA Scudder CDSC.Supp 04/2003